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                                                                    Exhibit 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-55138.


/s/ Arthur Andersen LLP

Stamford, Connecticut
March 28, 2001